[SUBURBAN PROPANE LOGO]                                             NEWS RELEASE
                                                       Contact: Robert M. Plante
                                        Vice President & Chief Financial Officer
                                           P.O. Box 206, Whippany, NJ 07981-0206
                                                             Phone: 973-503-9252
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE
---------------------

                     SUBURBAN PROPANE PARTNERS, L.P. TO HOLD
                FISCAL 2006 THIRD QUARTER RESULTS CONFERENCE CALL

WHIPPANY, NEW JERSEY, JULY 13, 2006 -- Suburban Propane Partners, L.P. (the
"Partnership") (NYSE: SPH), a nationwide marketer of propane gas, fuel oil and related products and services, announced today that it has scheduled its Fiscal
2006 Third Quarter Results Conference Call for Thursday, August 3, 2006 at 9:00
AM Eastern Time.

Analysts, investors and other interested parties are invited to listen to management's discussion of Fiscal 2006 third quarter results and business outlook by accessing the call via the internet at www.suburbanpropane.com, or by telephone as follows:

                             Phone #: (800) 553-0358
        Ask for: Suburban Propane Fiscal Year 2006 Third Quarter Results
                                Conference Call.

In addition, a replay of the conference call will be available from 4:00 PM
Thursday, August 3, 2006 until 11:59 PM Friday, August 4, 2006 and can be accessed by dialing (800) 475-6701, Access Code 836173. The replay will also be available via Suburban's web site until Thursday, August 10, 2006.

Suburban Propane Partners, L.P. is a publicly traded Master Limited Partnership listed on the New York Stock Exchange. Headquartered in Whippany, New Jersey,
Suburban has been in the customer service business since 1928. The Partnership serves the energy needs of approximately 1,000,000 residential, commercial, industrial and agricultural customers through more than 370 locations in 30 states.

                                      # # #